Exhibit 99.2

axcelis + Veeco

Combining to Create a Leading Semiconductor Equipment Company

Diversifies Portfolio with Complementary Capital Equipment Solutions and Expands Addressable Markets Supported by Secular Tailwinds

Increases total addressable market opportunity to more than $5 billion

Combined company will expand its total addressable market to over $5 billion, with greater exposure to secular tailwinds including artificial intelligence and the corresponding demand for power solutions.

Creates the fourth largest U.S. wafer fabrication equipment supplier[1]

Combination will deliver meaningful scale and resources to better compete throughout the global semiconductor equipment value chain, with revenue synergy opportunities through the integration of technology expertise, cross-selling and platform optimization.

Diversifies technology portfolio to advance customer roadmaps

Customers to benefit from access to a differentiated and comprehensive product portfolio spanning ion implantation, laser annealing, ion beam deposition, advanced packaging solutions and MOCVD, supported by robust aftermarket services.

Complementary expertise to deliver innovative solutions for customers

Complementary teams and technical capabilities directly lead to stronger capacity, expanded R&D scale, accelerated innovation and will unlock opportunities key geographies and end market segments. Customers benefit from a more robust partner capable of supporting differentiated, next-generation technologies, accelerating their roadmaps.

Resilient operating profile and strong balance sheet to drive growth and returns

On a pro-forma basis in 2024, the combined company generated a 44% non-GAAP gross margin and 22% adjusted EBITDA margin (excluding anticipated cost synergies), with estimated pro-forma cash of over $900 million[2] upon closing. The combined company's strong balance sheet is expected to support the organic growth of the combined businesses, and provide a solid foundation to deliver capital returns to shareholders. Axcelis and Veeco anticipate that, following the closing of the transaction, the combined company would execute a share repurchase program.

Combining Capabilities to Create a Compelling Investment Opportunity

$1.7B	Revenue[3]	$387M	Adj. EBITDA[4]
44%	Gross Margin[3]	>$900M	Combined Cash[2]
~$230M	Combined R&D Spend[3]	18%	Combined Revenue CAGR (2019 – 2024)



Delivering Attractive Financial Benefits

- Transaction expected to be accretive to non-GAAP EPS within the first year post-closing
- Estimated pro forma cash, cash equivalents and marketable securities at closing of over $900 million[2]
- Veeco's $230 million in outstanding 2029 convertible bonds will be assumed by the combined company

Governance and Leadership

Dr. Russell Low will serve as President and Chief Executive Officer

James Coogan will serve as Chief Financial Officer

Thomas St. Dennis will serve as Chairperson of the Board

Dr. Bill Miller will chair the Board's Technology Committee

The combined company's Board of Directors will comprise 11 directors, including six directors from the current Axcelis Board of Directors and four directors from the current Veeco Board of Directors.

6 Axcelis Directors

4 Veeco Directors

Creating New Opportunities for All Stakeholders

CUSTOMERS

- Scope and scale for end-to-end support
- Accelerate R&D investments to drive customer roadmaps

EMPLOYEES

- Exciting opportunities for employees across a set of broader technologies, markets and a larger organization
- Ability to attract top talent across the globe

Transaction Details

All-stock merger with an enterprise value of

~$4.4 BILLION



Axcelis shareholders to own **58%**

Veeco shareholders to own **42%** at closing

Expected to close in the **SECOND HALF OF 2026**



Dr. Russell Low

AXCELIS PRESIDENT & CEO

"This combination marks a transformational milestone for both Axcelis and Veeco, establishing a new leader in semiconductor capital equipment with complementary technologies, a diversified portfolio and an expanded addressable market opportunity. We have long admired Veeco's history of innovation and its track record of delivering breakthrough products. I had the privilege of previously working at Veeco and I hold deep appreciation for its incredible talent, culture and innovation. Together, we will be well-positioned to serve large and growing end markets poised to benefit from significant secular tailwinds, creating exciting opportunities for employees and accelerating next-generation innovation for our customers."



Dr. Bill Miller

VEECO PRESIDENT & CEO

"This merger capitalizes on the core competencies of both companies to address our customers' critical needs. With increased R&D scale, the combination of these two exceptional businesses will accelerate our ability to solve material challenges, enable advanced chip manufacturing and build an even stronger company that can deliver superior value for all stakeholders."

FOR MORE INFORMATION, PLEASE VISIT WWW.AXCELISVEECO.COM

1 By Revenue 2 Cash includes cash, cash equivalents, short-term investments and long-term investments as of June 30, 2025, as reflected in the respective balance sheets of both companies 3 Based on FY 2024 actual figures 4 Represents non-GAAP figures Additional Information About the Potential Transaction and Where to Find It In connection with the proposed transaction, Axcelis and Veeco intend to prepare, and Axcelis intends to file with the SEC, a registration statement on Form S-4 that will include a joint proxy statement/prospectus with respect to shares of Axcelis’ common stock to be issued in the transaction (the “joint proxy statement/ prospectus”). Each of Axcelis and Veeco may also file with or furnish to the SEC other relevant documents regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or any other document that Axcelis or Veeco may file with or furnish to the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Axcelis and Veeco. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus (if and when available) and other documents containing important information about Axcelis, Veeco and the proposed transaction, once such documents are filed with or furnished to the SEC through the website maintained by the SEC at www.sec. gov. Copies of the documents filed with or furnished to the SEC by Axcelis will be available free of charge on Axcelis’ website at investor.axcelis.com or by contacting Axcelis’ Investor Relations department by email at investor-relations@axcelis. com. Copies of the documents filed with or furnished to the SEC by Veeco will be available free of charge on Veeco’s website at ir.veeco.com or by contacting Veeco’s Investor Relations department by email at Investorrelations@veeco.com. Participants in the Solicitation Axcelis, Veeco and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Axcelis, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Axcelis’ proxy statement for its 2025 annual meeting of stockholders, which was filed with or furnished to the SEC on March 31, 2025. Information about the directors and executive officers of Veeco, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Veeco’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 20, 2025. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with or furnished to the SEC regarding the proposed transaction. You may obtain free copies of these documents using the sources indicated above. No Offer or Solicitation This document is not intended to and shall not constitute an offer to purchase or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Forward-Looking Statements CCertain statements included in this document, and any related oral statements, that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Statements in this document other than historical facts, such as statements pertaining to: (i) future industry demand for semiconductors and wafer fabrication equipment; (ii) future development of regulatory landscape; (iii) Axcelis’ or Veeco’s market position for the future; (iv) forecasts of financial measures for future periods; (v) long-term financial targets and underlying assumptions; (vi) the future investment plan for research and development, technology and infrastructure; (vii) future shareholder returns; and (viii) potential synergies or other benefits of a potential transaction between Axcelis and Veeco, are forward-looking statements. Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events, or performance (often but not always using phrases such as “expects” or “does not expect,” “is expected,” “anticipates” or “does not anticipate,” “plans,” “budget,” “scheduled,” “forecasts,” “estimates,” “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could,” “would,” “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking information and are intended to identify forward-looking information. These forward-looking statements are based on current information and assumptions and involve a number of risks and uncertainties, including relating to obtaining applicable regulatory and stockholder approvals, satisfying other closing conditions to the proposed transaction, the expected tax treatment of the proposed transaction, the expected timing of the proposed transaction and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom. These risks include, among other things: failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transaction or to complete the proposed transaction on anticipated terms and timing; negative effects of the announcement of the proposed transaction; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize or may be more costly to achieve than expected; the risk that disruptions from the proposed transaction will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the proposed transaction and/or unknown or inestimable liabilities; restrictions during the pendency of the proposed transaction that may impact the ability to pursue certain business opportunities or strategic transactions; potential litigation associated with the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on Axcelis’, Veeco’s or the combined company’s relationships with suppliers, customers, employees and regulators; and demand for the combined company’s products. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: economic, political and social conditions in the countries in which Axcelis and Veeco, their respective customers and suppliers operate; disruption to Axcelis’ and Veeco’s respective manufacturing facilities or other operations, or the operations of Axcelis’ and Veeco’s respective customers and suppliers, due to natural catastrophic events, health epidemics or terrorism; ongoing changes in the technology industry, and the semiconductor industry in particular, including future growth rates, pricing trends in end-markets, or changes in customer capital spending patterns; Axcelis’, Veeco’s and the combined company’s ability to timely develop new technologies and products that successfully anticipate or address changes in the semiconductor industry; Axcelis’, Veeco’s and the combined company’s ability to maintain their respective technology advantage and protect their respective proprietary rights; Axcelis’, Veeco’s and the combined company’s ability to compete with new products introduced by their respective competitors; Axcelis’, Veeco’s and the combined company’s ability or the ability of their respective customers to obtain U.S. export control licenses for the sale of certain products or provision of certain services to customers in China. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this document, please refer to Axcelis’ most recent Annual Report on Form 10-K and Veeco’s most recent Annual Report on Form 10-K, and other subsequent filings with the SEC made by Axcelis and/or Veeco. Unless required by law, we assume no obligation to, and do not currently intend to, update these forward-looking statements. Non-GAAP Financial Measures This communication also includes references to financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). These non-GAAP financial measures include, but are not limited to, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP operating margin, non-GAAP income tax provision, Adjusted EBITDA, non-GAAP net income, and non-GAAP diluted earnings per share, and reflect adjustments for the impact of share-based compensation expenses and certain items related to restructuring and severance charges and any associated adjustments. Any non-GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non-GAAP financial measures should not be considered in isolation or as an alternative to financial statements prepared in accordance with GAAP and are subject to significant inherent limitations. We believe these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the combined company’s expected financial condition and results of operations. The non-GAAP measures presented herein may not be comparable to similar non-GAAP measures presented by other companies. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non-GAAP financial measures.